Exhibit 4.02

SUPPLEMENTAL INDENTURE

(First Mortgage Bonds)

SOUTHWESTERN PUBLIC SERVICE COMPANY

TO

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

(successor to U.S. Bank National Association),

as Trustee

This Instrument Grants A Security Interest By A Utility.

This Instrument Contains After-Acquired Property Provisions.

The following addresses for the parties to this Supplemental Indenture No. 13 are set out in Section 108 of the Indenture hereinafter referred to:

Trustee:	Company:

U.S. Bank Trust Company, National Association	Southwestern Public Service Company
(successor to U.S. Bank National Association)	790 South Buchanan Street
U.S. Bank Corporate Trust Services	Amarillo, Texas 79101
60 Livingston Avenue, EP-MN-WS3C
St. Paul, MN 55107-2292
Facsimile No. 651-495-8097
Attention: Joshua A. Hahn

Supplemental Indenture No. 13

Dated as of June 15, 2026

Supplemental to the Indenture

dated as of August 1, 2011

Filed as Texas Utility Security Instrument File No. 11-0022610194

as supplemented by Supplemental Indentures filed with the Texas Secretary of State

Filed with New Mexico Secretary of State on August 2, 2011, as Public Utility Filing No. 599,

as supplemented by Supplemental Indentures filed with the New Mexico Secretary of State

Establishing the Securities of Series Nos. 13 and 14

designated 5.300% First Mortgage Bonds, Series No. 13 due 2036,

and 5.875% First Mortgage Bonds, Series No. 14 due 2056, respectively

SUPPLEMENTAL INDENTURE NO. 13, dated as of June 15, 2026 between SOUTHWESTERN PUBLIC SERVICE COMPANY, a corporation duly organized and existing under the laws of the State of New Mexico (hereinafter sometimes called the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as trustee (as successor to U.S. Bank National Association) (hereinafter sometimes called the “Trustee”) under the Indenture, dated as of August 1, 2011 (hereinafter called the “Original Indenture”), as previously supplemented and as further supplemented by this Supplemental Indenture No. 13. The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the “Indenture.”

Recitals of the Company

The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities. The Original Indenture has been filed in the office of the Secretary of State of the State of New Mexico and in the office of the Secretary of State of the State of Texas, and notices with respect to such filings have been recorded in each county in New Mexico and each county in Texas in which the Company owns real property that is used or intended to be used in or in connection with the Electric Utility Business, as more fully set forth in Schedule A hereto.

The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule B hereto for the purpose of establishing a series of securities.

The Company desires to establish two new series of Securities to be designated “5.300% First Mortgage Bonds, Series No. 13 due 2036” and “5.875% First Mortgage Bonds, Series No. 14 due 2056” such series of Securities to be hereinafter sometimes called “Series No. 13” and “Series No. 14,” respectively.

The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 13 to establish the Securities of Series No. 13 and Series No. 14 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 13 a valid agreement of the Company, and to make the Securities of Series No. 13 and Series No. 14 valid obligations of the Company, have been performed.

Granting Clauses

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 13 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in and lien on, the following:

Granting Clause First

All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 13, in and to all property (other than Excepted Property), real, personal and mixed, located in the State of Texas or in the State of New Mexico and used or intended to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including all right, title and interest of the Company in and to the following property (other than Excepted Property) so located and so used or intended to be so used: (a) all real property owned in fee, easements, servitudes, rights of way and other rights and interests in or relating to real property used or intended to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, including but not limited to that described in Schedule C hereto, provided that the Lien hereof shall not extend to or encumber the fee owner’s interest in any land or interest in land in which the Company holds only a leasehold interest; (b) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities, whether or not control or disposal of such substances is the exclusive function or purpose of such facilities, and other machinery and facilities for the generation of electric energy; (c) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (d) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (e) all buildings, offices, warehouses and other structures used or intended to be used in or in connection with the Electric Utility Business; (f) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or intended to be used in or in connection with the Electric Utility Business; (g) any or all of the foregoing properties in the process of construction; and (h) all other property, of whatever kind and nature, ancillary to or otherwise used or intended to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;

Granting Clause Second

Subject to the applicable exceptions permitted by Section 709(d), Section 1203 and Section 1205 of the Original Indenture, all right, title and interest of the Company in and to all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 13 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 13;

Granting Clause Third

All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

Excepted Property

Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Existing Liens, (b) Acquisition Liens, (c) Retained Interests and (d) any other Permitted Liens;

IN TRUST, NEVERTHELESS, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Eight of the Original Indenture; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and

THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

ARTICLE ONE

Securities of Series No. 13

There are hereby established the Securities of Series No. 13 which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

(a)  the title of the Securities of Series No. 13 shall be “5.300% First Mortgage Bonds, Series No. 13 due 2036”;

(b)  the Securities of Series No. 13 shall initially be authenticated and delivered in the aggregate principal amount of $650,000,000. The Securities of Series No. 13 may be reopened and additional Securities of Series No. 13 may be issued in excess of the amount initially authenticated and delivered, provided that such additional Securities of Series No. 13 will contain the same terms (including the Stated Maturity and interest payment terms), except for the public offering price, the issue date and, if applicable, the first interest accrual and payment dates, as the other Securities of Series No. 13. Any such additional Securities of Series No. 13, together with the Securities of Series No. 13 initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $1,200,000,000;

(c)  interest on the Securities of Series No. 13 shall be payable to the Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit A hereto;

(d)  the principal of the Securities of Series No. 13 shall be payable on August 15, 2036, the Stated Maturity for Series No. 13;

(e)  the Securities of Series No. 13 shall bear interest at a rate of 5.300% per annum; interest shall accrue on the Securities of Series No. 13 from June 29, 2026 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be February 15 and August 15 in each year, commencing February 15, 2027 (long first coupon) and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be February 1 and August 1 in each year, respectively (whether or not a Business Day);

(f)  the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 13 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank Trust Company, National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its office in Minneapolis, Minnesota as any such place or itself as the Security Registrar;

(g)  the Securities of Series No. 13 shall be redeemable at the option of the Company at any time prior to their maturity at the redemption prices and in accordance with the notice requirements specified in the form of such Securities attached as Exhibit A hereto;

(h)  not applicable;

(i)  the Securities of Series No. 13 shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof;

(j)  not applicable;

(k)  not applicable;

(l)  not applicable;

(m) not applicable;

(n)  not applicable;

(o)  not applicable;

(p)  not applicable;

(q)  the Securities of Series No. 13 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the “Depositary”). Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

(i)

such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

(ii)	such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

(A)

the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities or the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities; or

(B)	the Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

(C)

(1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1002 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities;

(r)  not applicable;

(s)  no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 13; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(t)  not applicable; and

(u)

(i) If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 13 to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 801 of the Original Indenture, the Company

shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 801 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be. The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and United States Treasury regulations thereunder.

(ii)

Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

(iii)

Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 13 to be deemed to have been paid for purposes of the Indenture, as provided in Section 801 of the Original Indenture, but shall not have affected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

The Securities of Series No. 13 shall be substantially in the form attached hereto as Exhibit A and shall have such further terms as are set forth in such form.

ARTICLE TWO

Securities of Series No. 14

There are hereby established the Securities of Series No. 14 which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

(a)  the title of the Securities of Series No. 14 shall be “5.875% First Mortgage Bonds, Series No. 14 due 2056”;

(b)  the Securities of Series No. 14 shall initially be authenticated and delivered in the aggregate principal amount of $550,000,000. The Securities of Series No. 14 may be reopened and additional Securities of Series No. 14 may be issued in excess of the amount initially authenticated and delivered, provided that such additional Securities of Series No. 14 will contain the same terms (including the Stated Maturity and interest payment terms), except for the public offering price, the issue date and, if applicable, the first interest accrual and payment dates, as the other Securities of Series No. 14. Any such additional Securities of Series No. 14, together with the Securities of Series No. 14 initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $1,200,000,000;

(c)  interest on the Securities of Series No. 14 shall be payable to the Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit B hereto;

(d)  the principal of the Securities of Series No. 14 shall be payable on August 15, 2056, the Stated Maturity for Series No. 14;

(e)  the Securities of Series No. 14 shall bear interest at a rate of 5.875% per annum; interest shall accrue on the Securities of Series No. 14 from June 29, 2026 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be February 15 and August 15 in each year, commencing February 15, 2027 (long first coupon) and the Regular Record Dates with respect to the Interest Payment Dates for such

Securities shall be February 1 and August 1 in each year, respectively (whether or not a Business Day);

(f)  the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 14 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank Trust Company, National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its office in Minneapolis, Minnesota as any such place or itself as the Security Registrar;

(g)  the Securities of Series No. 14 shall be redeemable at the option of the Company at any time prior to their maturity at the redemption prices and in accordance with the notice requirements specified in the form of such Securities attached as Exhibit B hereto;

(h)  not applicable;

(i)  the Securities of Series No. 14 shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof;

(j)  not applicable;

(k)  not applicable;

(l)  not applicable;

(m) not applicable;

(n)  not applicable;

(o)  not applicable;

(p)  not applicable;

(q)  the Securities of Series No. 14 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the “Depositary”). Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

(i)

such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

(ii)	such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

(A)

the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities or the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities; or

(B)	the Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

(C)

(1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1002 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities;

(r)  not applicable;

(s)  no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 14; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(t)  not applicable; and

(u)

(i) If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 14 to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 801 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 801 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be. The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and United States Treasury regulations thereunder.

(ii)

Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

(iii)

Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 14 to be deemed to have been paid for purposes of the Indenture, as provided in Section 801 of the Original Indenture, but shall not have affected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

The Securities of Series No. 14 shall be substantially in the form attached hereto as Exhibit B and shall have such further terms as are set forth in such form.

ARTICLE THREE

Miscellaneous Provisions

This Supplemental Indenture No. 13 is a supplement to the Original Indenture. As previously supplemented and further supplemented by this Supplemental Indenture No. 13, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 13 shall together constitute one and the same instrument.

If any provision of this Supplemental Indenture No. 13 limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c), such imposed duties shall control.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 13 to be duly executed as of the day and year first above written.

SOUTHWESTERN PUBLIC SERVICE
COMPANY

By:	/s/ Todd Wehner
Name: Todd Wehner
Its: Vice President, Treasurer

STATE OF MINNESOTA	)
	)	ss.
COUNTY OF HENNEPIN	)

This instrument was acknowledged before me on the 17th day of June, 2026, by Todd Wehner the Vice President, Treasurer of Southwestern Public Service Company, a New Mexico corporation, on behalf of said corporation.

/s/ Kristin Lynn Westlund
Name: Kristin Lynn Westlund
Notary Public, State of Minnesota
My commission expires: January 31, 2031

(Seal, if any)

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, Trustee

By:	/s/ Joshua A. Hahn
Name: Joshua A. Hahn
Its: Vice President

STATE OF MINNESOTA	)
	)	ss.
COUNTY OF RAMSEY	)

This instrument was acknowledged before me on the 18th day of June, 2026, by Joshua A. Hahn, a Vice President of U.S. Bank Trust Company, National Association, a national banking association, on behalf of said national banking association.

/s/ Kristi M. Pardee
Name: Kristi M. Pardee
Notary Public, State of Minnesota
My commission expires: January 31, 2031

(Seal, if any)

EXHIBIT A

FORM OF SECURITY

(See legend at the end of this Security for

restrictions on transfer)

SOUTHWESTERN PUBLIC SERVICE COMPANY

5.300% First Mortgage Bond, Series No. 13 due 2036

Original Interest Accrual Date:	June 29, 2026
Interest Rate:	5.300% per annum
Stated Maturity:	August 15, 2036
Interest Payment Dates:	February 15 and August 15
Regular Record Dates:	February 1 and August 1
CUSIP No.:	845743 BZ5

This Security is not a Discount Security

within the meaning of the within-mentioned Indenture

Principal Amount	Registered No.
$

SOUTHWESTERN PUBLIC SERVICE COMPANY, a corporation duly organized and existing under the laws of the State of New Mexico (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to

, or registered assigns, the principal sum of

Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing February 15, 2027 (long first coupon) and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of August 1, 2011 (the “Original Indenture” and such Indenture as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, such Redemption Date or Stated Maturity, as the case may be, to such Business Day.

Prior to February 15, 2036 (six months prior to the Stated Maturity) (the “Par Call Date”), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities of this series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Securities of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States

Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty to determine, or verify the calculation of, the Redemption Price.

The provisions of Sections 501, 502, 503, 504, 505 and 506 of the Original Indenture shall be applicable to the Securities of this series in respect of the foregoing redemption provisions, except that (i) notice of redemption required to be provided to Holders pursuant to Section 504 shall be provided not less than 10 nor more than 60 days prior to the Redemption Date and (ii) the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided at least twenty-five (25) days prior to the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee).

If a Tax Credit Event (as defined below) occurs, the Company may redeem, upon a notice of redemption, the Securities of this series in whole, but not in part, at a redemption price equal to 101% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The consummation of a redemption of the Securities of this series upon a Tax Credit Event may be subject to the Trustee’s receipt of the required redemption moneys on or before the Redemption Date (and in such case no such redemption shall occur unless such moneys have been received by the Trustee on or before such date).

A “Tax Credit Event” occurs with respect to the Securities of this series if, in the Company’s reasonable determination, there exists a material risk, due to the Securities of this series (considered together with other debt) having been issued, as part of an original issuance (including Securities of this series issued pursuant to a qualified reopening thereof), to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Code, that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

The provisions of Sections 501, 502, 504 and 505 of the Original Indenture shall be applicable to the Securities of this series in respect of a redemption upon a Tax Credit Event, except that (i) the notice of redemption required to be provided to Holders pursuant to Section 504 may only be sent by the later of (a) the end of the calendar year in which the Securities of this series were issued and (b) six months from the date of issuance of the Securities of this series and (ii) shall be accompanied by an Officer’s Certificate stating that a Tax Credit Event has occurred or is continuing, and the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided as soon as practicable after the Company has determined that a Tax Credit Event has occurred or is continuing and that it will exercise its right to redeem the Securities of this series.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the corporate office of U.S. Bank Trust Company, National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank Trust Company, National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the attachment, perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which the offices of the Trustee in The City of New York, New York, or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are generally authorized or required by law or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SOUTHWESTERN PUBLIC SERVICE COMPANY

By:
Name:
Its:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By
Authorized Officer

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for DTC (the “Depositary”), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; or (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein or (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1002 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]
[please print or typewrite name and address of assignee]

the within Security of SOUTHWESTERN PUBLIC SERVICE COMPANY and does hereby irrevocably constitute and appoint    , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF SECURITY

(See legend at the end of this Security for

restrictions on transfer)

SOUTHWESTERN PUBLIC SERVICE COMPANY

5.875% First Mortgage Bond, Series No. 14 due 2056

Original Interest Accrual Date:	June 29, 2026
Interest Rate:	5.875% per annum
Stated Maturity:	August 15, 2056
Interest Payment Dates:	February 15 and August 15
Regular Record Dates:	February 1 and August 1
CUSIP No.:	845743 CA9

This Security is not a Discount Security

within the meaning of the within-mentioned Indenture

Principal Amount	Registered No.
$

SOUTHWESTERN PUBLIC SERVICE COMPANY, a corporation duly organized and existing under the laws of the State of New Mexico (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to

, or registered assigns, the principal sum of

Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing February 15, 2027 (long first coupon) and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank Trust Company, National Association in New York, New York, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of August 1, 2011 (the “Original Indenture” and such Indenture as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, such Redemption Date or Stated Maturity, as the case may be, to such Business Day.

Prior to February 15, 2056 (six months prior to the Stated Maturity) (the “Par Call Date”), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Securities of this series matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Securities of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

(1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or

(2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

(3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States

Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no duty to determine, or verify the calculation of, the Redemption Price.

The provisions of Sections 501, 502, 503, 504, 505 and 506 of the Original Indenture shall be applicable to the Securities of this series in respect of the foregoing redemption provisions, except that (i) notice of redemption required to be provided to Holders pursuant to Section 504 shall be provided not less than 10 nor more than 60 days prior to the Redemption Date and (ii) the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided at least twenty-five (25) days prior to the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee).

If a Tax Credit Event (as defined below) occurs, the Company may redeem, upon a notice of redemption, the Securities of this series in whole, but not in part, at a redemption price equal to 101% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date.

The consummation of a redemption of the Securities of this series upon a Tax Credit Event may be subject to the Trustee’s receipt of the required redemption moneys on or before the Redemption Date (and in such case no such redemption shall occur unless such moneys have been received by the Trustee on or before such date).

A “Tax Credit Event” occurs with respect to the Securities of this series if, in the Company’s reasonable determination, there exists a material risk, due to the Securities of this series (considered together with other debt) having been issued, as part of an original issuance (including Securities of this series issued pursuant to a qualified reopening thereof), to one or more “specified foreign entities,” as defined in Section 7701(a)(51)(B) of the Code, that the Company or any of its affiliates would be unable to utilize or otherwise ineligible to claim any tax credits otherwise allowed under Section 38 of the Code.

The provisions of Sections 501, 502, 504 and 505 of the Original Indenture shall be applicable to the Securities of this series in respect of a redemption upon a Tax Credit Event, except that (i) the notice of redemption required to be provided to Holders pursuant to Section 504 may only be sent by the later of (a) the end of the calendar year in which the Securities of this series were issued and (b) six months from the date of issuance of the Securities of this series and (ii) shall be accompanied by an Officer’s Certificate stating that a Tax Credit Event has occurred or is continuing, and the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided as soon as practicable after the Company has determined that a Tax Credit Event has occurred or is continuing and that it will exercise its right to redeem the Securities of this series.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the corporate office of U.S. Bank Trust Company, National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank Trust Company, National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the attachment, perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which the offices of the Trustee in The City of New York, New York, or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are generally authorized or required by law or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SOUTHWESTERN PUBLIC SERVICE
COMPANY

By:
Name:
Its:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By
Authorized Officer

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for DTC (the “Depositary”), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; or (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein or (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1002 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]
[please print or typewrite name and address of assignee]

the within Security of SOUTHWESTERN PUBLIC SERVICE COMPANY and does hereby irrevocably constitute and appoint    , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

SCHEDULE A

TEXAS COUNTY RECORDINGS

The Indenture dated as of August 1, 2011, granted by Southwestern Public Service Company to U.S. Bank National Association, Trustee (predecessor-in-interest to U.S. Bank Trust Company, National Association, the current Trustee), was filed with the Secretary of State of the State of Texas on August 2, 2011 as Utility Security Instrument No. 11-0022610194.

In accordance with Texas Business and Commerce Code Section 261.011, a Notice of Utility Security Instrument Affecting Real Property was thereafter recorded in each Texas county in which any of the Mortgaged Property consisting of real property was located as of the Effective Date of such Indenture. The following table sets forth recording information relating to the recordation, in each of the specified Texas counties, of such Notice of Utility Security Instrument Affecting Real Property:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Andrews	8/3/11	112770	N/A	N/A

Armstrong	8/3/11	2011276	53	790

Bailey	8/3/11	201100016286	N/A	N/A

Borden	8/3/11	111124	N/A	N/A

Briscoe	8/3/11	11271	N/A	N/A

Carson	8/3/11	1100000862	N/A	N/A

Castro	8/3/11	59278	335	796

Cochran	8/3/11	13897	N/A	N/A

Cottle	8/3/11	2011-291	194	708

Crosby	8/3/11	235843	N/A	N/A

Dallam	8/2/11	164351	149	384

Deaf Smith	8/3/11	1493	N/A	N/A

Ector	8/3/11	201100011005	N/A	N/A

Floyd	8/3/11	110857	N/A	N/A

Foard	8/3/11	68419	247	71

Gaines	8/3/11	20113945	N/A	N/A

Schedule A-1

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Garza	8/3/11	111229	N/A	N/A

Gray	8/3/11	019194	N/A	N/A

Hale	8/3/11	2011002855	N/A	N/A

Hansford	8/3/11	78454	382	511

Hartley	8/3/11	100087	N/A	N/A

Hemphill	8/3/11	059371	N/A	N/A

Hockley	8/3/11	00002996	N/A	N/A

Hutchinson	8/3/11	343845	1664	137

Lamb	8/3/11	1442	N/A	N/A

Lipscomb	8/3/11	N/A	502	782

Lubbock	8/3/11	2011026116	N/A	N/A

Lynn	8/3/11	20112298	N/A	N/A

Midland	8/3/11	15266	N/A	N/A

Moore	8/2/11	0176902	702	18

Motley	8/3/11	N/A	102	237

Ochiltree	8/3/11	95434	N/A	N/A

Oldham	8/3/11	11429	N/A	N/A

Parmer	8/3/11	51211	N/A	N/A

Potter	8/2/11	01200092	N/A	N/A

Randall	8/2/11	2011012189	N/A	N/A

Roberts	8/3/11	044416	N/A	N/A

Sherman	8/3/11	23551	297	756

Swisher	8/3/11	2011-0678	392	314

Terry	8/3/11	252458	N/A	N/A

Schedule A-2

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Wheeler	8/3/11	N/A	640	738

Wilbarger	8/3/11	00112766	636	602

Yoakum	8/3/11	20111463	N/A	N/A

Andrews	5/24/22	24-1757	N/A	N/A

Armstrong	5/24/22	2022261	89	612

Bailey	5/24/22	2022-26816	345	88

Borden	5/24/22	20220842	N/A	N/A

Briscoe	5/24/22	20220000146	N/A	N/A

Carson	5/24/22	2022-00000616	774	240

Castro	5/24/22	72507	427	5

Cochran	5/24/22	27349	386	240

Cottle	5/24/22	2022-259	223	063

Crosby	5/24/22	248200	N/A	N/A

Dallam	5/24/22	178876	149	384

Deaf Smith	5/24/22	1157	N/A	N/A

Ector	5/24/22	11334	N/A	N/A

Floyd	5/24/22	2022000386	146	0314

Foard	5/24/22	74509	N/A	N/A

Gaines	5/24/22	2022-03022	N/A	N/A

Garza	5/24/22	220499	385	0893

Gray	5/24/22	0228546	N/A	N/A

Hale	5/24/22	2022-001775	N/A	N/A

Hansford	5/24/22	93529	491	506

Hartley	5/24/22	202200448	N/A	N/A

Schedule A-3

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Hemphill	5/24/22	077766	N/A	N/A

Hockley	5/24/22	202200001913	N/A	N/A

Hutchinson	5/24/22	00382138	2290	249

Lamb	5/24/22	2022-00001059	813	656

Lipscomb	5/24/22	069231	N/A	N/A

Lubbock	5/24/22	2022025566	N/A	N/A

Lynn	5/24/22	2022-0976	N/A	N/A

Midland	5/24/22	15559	N/A	N/A

Moore	5/24/22	0208078	874	480

Motley	5/24/22	20220000157	124	0425

Ochiltree	5/24/22	2022-879	N/A	N/A

Oldham	5/24/22	20220157	258	318

Parmer	5/24/22	65290	N/A	N/A

Potter	5/24/22	7427	N/A	N/A

Randall	5/24/22	2022011089	N/A	N/A

Roberts	5/24/22	052213	372	64

Sherman	5/24/22	33228	N/A	N/A

Swisher	5/24/22	2022-00556	N/A	N/A

Terry	5/24/22	33228	N/A	N/A

Wheeler	5/24/22	59999	775	116

Wilbarger	5/24/22	00138856	759	763

Yoakum	5/24/22	2022-1202	N/A	N/A

Schedule A-4

NEW MEXICO COUNTY RECORDINGS

The Indenture dated as of August 1, 2011, granted by Southwestern Public Service Company to U.S. Bank National Association, Trustee (predecessor-in-interest to U.S. Bank Trust Company, National Association, the current Trustee), was filed with the Secretary of State of the State of New Mexico on August 2, 2011 under the Public Utility Act, receiving Public Utility Filing No. 599. Concurrently with such filing, a Uniform Commercial Code financing statement, to which a copy of such Indenture was appended as an exhibit, was filed in the Uniform Commercial Code records of the Secretary of State of the State of New Mexico on August 2, 2011 as UCC Filing No. 20110012866J.

In accordance with New Mexico Statutes Annotated, 1978, Section 62-13-11, a Notice of Filing of Indenture with New Mexico Secretary of State, to which a copy of such Indenture was appended as an exhibit, was thereafter recorded in each New Mexico county in which any of the Mortgaged Property consisting of real property was located as of the Effective Date of such Indenture. The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of such Notice of Filing of Indenture with New Mexico Secretary of State:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	8/3/11	340593	N/A	N/A

Curry	8/3/11	110005245	N/A	N/A

Eddy	8/3/11	1107879	N/A	N/A

Lea	8/3/11	33578	N/A	N/A

Quay	8/3/11	201108030006	N/A	N/A

Roosevelt	8/3/11	20112258	N/A	N/A

Schedule A-5

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 1:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	8/8/11	340698	N/A	N/A

Curry	8/8/11	110005352	N/A	N/A

Eddy	8/8/11	1107998	N/A	N/A

Lea	8/8/11	33734	N/A	N/A

Quay	8/8/11	201108080003	N/A	N/A

Roosevelt	8/8/11	20112316	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 2:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	6/18/14	389726	N/A	N/A

Curry	6/18/14	157778190	N/A	N/A

Eddy	6/18/14	1824479	N/A	N/A

Lea	6/18/14	39612	N/A	N/A

Quay	6/18/14	20149266515	N/A	N/A

Roosevelt	6/18/14	20141875	N/A	N/A

Schedule A-6

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 3:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	6/18/14	389727	N/A	N/A

Curry	6/18/14	157778191	N/A	N/A

Eddy	6/18/14	1824480	N/A	N/A

Lea	6/18/14	39613	N/A	N/A

Quay	6/18/14	20149266516	N/A	N/A

Roosevelt	6/18/14	20141876	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 4:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	8/19/16	407833	N/A	N/A

Curry	8/19/16	189674134	N/A	N/A

Eddy	8/19/16	22399408	N/A	N/A

Lea	8/19/16	411897	N/A	N/A

Quay	8/19/16	20167359981	N/A	N/A

Roosevelt	8/19/16	20162074	N/A	N/A

Schedule A-7

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 5:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	8/17/17	410921	N/A	N/A

Curry	8/17/17	202655927	N/A	N/A

Eddy	8/17/17	28402333	N/A	N/A

Lea	8/17/17	422035	N/A	N/A

Quay	8/17/17	20176648665	N/A	N/A

Roosevelt	8/17/17	20174088	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 6:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	11/9/2018	421224	N/A	N/A

Curry	11/9/2018	238400985	N/A	N/A

Eddy	11/9/2018	30117445	N/A	N/A

Lea	11/9/2018	428097	N/A	N/A

Quay	11/9/2018	2018742751	N/A	N/A

Roosevelt	11/9/2018	20188167	N/A	N/A

Schedule A-8

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 7:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	6/24/2019	587629	N/A	N/A

Curry	6/24/2019	296613778	N/A	N/A

Eddy	6/24/2019	38230015	N/A	N/A

Lea	6/24/2019	499118	N/A	N/A

Quay	6/24/2019	2019263318	N/A	N/A

Roosevelt	6/24/2019	20195502	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 8:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	5/28/20	601136	N/A	N/A

Curry	5/28/20	302849885	N/A	N/A

Eddy	5/22/20	39694827	N/A	N/A

Lea	5/27/20	501778	N/A	N/A

Quay	5/20/20	2020744582	N/A	N/A

Roosevelt	5/29/20	20206889	N/A	N/A

Schedule A-9

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 9:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	09/28/2022	202207117	N/A	N/A

Curry	09/28/2022	202206670	N/A	N/A

Eddy	09/28/2022	2210759	N/A	N/A

Lea	10/03/2022	27124	2201	564

Quay	09/29/2022	202209290011	N/A	N/A

Roosevelt	09/28/2022	20222493	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 10:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	9/13/2023	202306236	N/A	N/A

Curry	9/13/2023	2023004672	2023	4672

Eddy	9/13/2023	2310025	1174	1009

Lea	9/13/2023	40439	2214	818

Quay	9/13/2023	202309130012	N/A	N/A

Roosevelt	9/13/2023	20232112	N/A	N/A

Schedule A-10

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 11:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	6/7/2024	202403634	N/A	N/A

Curry	6/7/2024	2024002729	2024	2729

Eddy	6/7/2024	2406652	1183	39

Lea	6/7/2024	50815	2225	216

Quay	6/10/2024	202406100002	N/A	N/A

Roosevelt	6/7/2024	20241174	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 12:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	5/1/2025	20250312	N/A	N/A

Curry	5/1/2025	2025002039	2025	2039

Eddy	5/1/2025	2505714	1195	0306

Lea	5/1/2025	5403	2239	604

Quay	5/1/2025	202505010007	N/A	N/A

Roosevelt	5/1/2025	20250998	N/A	N/A

Schedule A-11

SCHEDULE B

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding

August 3, 2011	1	$400,000,000	$400,000,000
June 1, 2014	2	$250,000,000	$0
June 1, 2014	3	$350,000,000	$0
August 1, 2016	4	$300,000,000	$300,000,000
August 1, 2017	5	$450,000,000	$450,000,000
October 1, 2018	6	$300,000,000	$300,000,000
June 1, 2019	7	$300,000,000	$300,000,000
May 1, 2020	8	$600,000,000	$600,000,000
May 1, 2022	9	$200,000,000	$200,000,000
August 21, 2023	10	$100,000,000	$100,000,000
May 15, 2024	11	$600,000,000	$600,000,000
April 15, 2025	12	$500,000,000	$500,000,000

Schedule B-1

SCHEDULE C

DESCRIPTION OF PROPERTY

The property referred to in Granting Clause Second of the Indenture includes, without limitation, the Company’s right, title and interest in and to the lands acquired by the Company and described in the following Deeds into the Company and referenced recorded documents (the “Lands”), together with all property related, used or appurtenant thereto of the kind and nature described in Granting Clause First (other than Excepted Property) (the “Fee Title”):

Chaves County, New Mexico:

SPS ID No.	Common Name	Deed into Southwestern Public Service Company Recorded

5298	Chaves Service Center Tract 1A	Warranty Deed dated November 21, 2025, recorded November 24, 2025, Rec. No. 202508256, with the County Clerk of Chaves County, New Mexico

As to the following described real estate in Chaves County, New Mexico:

Tract 1A of SPS Summary Review Plat, in the City of Roswell, County of Chaves and State of New Mexico, as shown on the Official Plat filed in the Chaves County Cler’s Office of November 5, 2025 and recorded in Book 4 of Plat Records, Chaves County, New Mexico, at Page 47.

SPS ID No.	Common Name	Deed into Southwestern Public Service Company Recorded

5298	Chaves Service Center Tract 1B	Warranty Deed dated November 20, 2025, recorded November 24, 2025, Rec. No. 202508267, with the County Clerk of Chaves County, New Mexico

As to the following described real estate in Chaves County, New Mexico:

Tract 1B of SPS Summary Review Plat, in the City of Roswell, County of Chaves and State of New Mexico, as shown on the Official Plat filed in the Chaves County Cler’s Office of November 5, 2025 and recorded in Book 4 of Plat Records, Chaves County, New Mexico, at Page 47.

Schedule C-1

Curry County, New Mexico:

SPS ID No.	Common Name	Deed into Southwestern Public Service Company Recorded

5297	Petty Substation	Warranty Deed dated August 1, 2025, recorded August 1, 2025, Rec. No. 2025003744, Book 2025, Page 3744, with the County Clerk of Curry County, New Mexico

As to the following described real estate in Curry County, New Mexico:

A 5.14± ACRE TRACT OF LAND BEING OUT OF THE SOUTHEAST QUARTER OF SECTION 4, TOWNSHIP 2 NORTH, RANGE 36 EAST OF THE NEW MEXICO PRINCIPAL MERIDIAN, CURRY COUNTY, NEW MEXICO, SOME BEING OUT OF THAT CERTAIN TRACT OF LAND AS DESCRIBED IN THAT CERTAIN INSTRUMENT RECORDED IN BOOK 2020, PAGE 1498 AS FILED IN THE COUNTY CLERK’S OFFICE OF CURRY COUNTY, NEW MEXICO SAID 5.14± ACRE TRACT OF LAND HAVING BEEN SURVEYED ON THE GROUND BY FURMAN LOND SURVEYORS, INC. AND BEING DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

(BEARINGS AND DISTANCES ARE GRID UTM COORDINATE SYSTEM-ZONE 13N, NAD (1983) USING GPS RELATIVE POSITIONING TECHNIQUES BASED ON AN OPUS SOLUTION ON APRIL 11, 2025. COMBINED SCALE FACTOR=0.99974585)

COMMENCING AT 1/2 INCH IRON ROD FOUND AND ACCEPTED FOR THE SOUTHEAST CORNER OF SAID SECTION 4, FROM WHENCE A 1/2 INCH IRON ROD FOUND AND ACCEPTED FOR THE NORTHEAST CORNER OF SAID SECTION 4 BEARS N. 00° 14’ 02” W. (BASE LINE) 5263.50 FEET;

THENCE N. 00° 14’ 02” W. 2631.75 FEET ALONG THE EAST LINE OF SAID SECTION 4 TO A POINT FOR THE EAST QUARTER CORNER OF SAID SECTION 4,

THENCE S. 88° 48’ 06” W. 1824.71 FEET ALONG THE NORTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 4 TO A 1/2 INCH IRON ROD SET WITH CAP STAMPED “PS 25645 PS 157017” FOR THE NORTHEAST AND BEGINNING CORNER OF THIS TRACT OF LAND, SAME BEING IN THE NORTH LINE OF SAID TRACT OF LAND DESCRIBED IN BOOK 2020, PAGE 1498;

THENCE S. 00° 46’ 40” E. 285.01 FEET TO A 1/2 INCH IRON ROD SET WITH CAP STAMPED “PS 25645 PS 157017” FOR THE SOUTHEAST CORNER OF THIS TRACT OF LAND;

THENCE S. 88° 48’ 06” W. 785.02 FEET TO A 1/2 INCH IRON ROD SET WITH CAP STAMPED “PS 25645 PS 15701” FOR THE SOUTHWEST CORNER OF THIS TRACT OF LAND, SOME BEING IN THE WEST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 4 PER THAT CERTAIN INSTRUMENT RECORDED IN VOLUME 34, PAGE 150 AS FILED IN THE COUNTY CLERK’S OFFICE OF CURRY COUNTY, NEW MEXICO, FURTHER BEING THE WEST LINE OF SAID TRACT OF LAND DESCRIBED IN BOOK 2020, PAGE 1498;

THENCE N. 00° 46’ 40” W. ALONG THE WEST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 4, SOME BEING THE WEST LINE OF SAID TRACT OF LAND DESCRIBED IN BOOK 2020, PAGE 1498 AT 85.09 FEET PASS A 1/2 INCH IRON ROD FOUND AND ACCEPTED FOR THE

Schedule C-2

SOUTHWEST CORNER OF AN EXISTING 0.69± ACRE SOUTHWESTERN PUBLIC SERVICE COMPANY SUBSTATION TRACT AS DESCRIBED IN THAT CERTAIN INSTRUMENT RECORDED IN BOOK 166, PAGE 96 AS FILED IN THE COUNTY CLERK’S OFFICE OF CURRY COUNTY, NEW MEXICO, CONTINUING FOR A TOTAL DISTANCE OF 285.01 FEET TO A 1/2 INCH IRON ROD FOUND AND ACCEPTED FOR THE NORTHWEST COMER OF THE SOUTHEAST QUARTER OF SAID SECTION 4, SOME BEING THE NORTHWEST CORNER OF SAID SUBSTATION TRACT, AND BEING THE NORTHWEST COMER OF THIS TRACT OF LAND;

THENCE N. 88° 48’ 06” E. ALONG THE NORTH LINE OF SAID SUBSTATION TRACT, SOME BEING THE NORTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 4 AT 150.05 FEET PASS A 1/2 INCH IRON ROD FOUND AND ACCEPTED FOR THE NORTHEAST CORNER OF SAID SUBSTATION TRACT, CONTINUING FOR A TOTAL DISTANCE OF 785.02 FEET TO THE POINT OF BEGINNING AND CONTAINING 5.14 ACRES OF LAND, MORE OR LESS, OF WHICH 0.69 ACRES OF LAND, MORE OR LESS, CONSIST OF SAID EXISTING SUBSTATION TRACT.

Lea County, New Mexico:

SPS ID No.	Common Name	Deed into Southwestern Public Service Company Recorded

5296	AC Ranch Substation	Warranty Deed dated May 28, 2025, recorded June 3, 2025, Rec. No. 6799, Book 2241, Page 2, with the County Clerk of Lea County, New Mexico

As to the following described real estate in Lea County, New Mexico:

Surface Title Only:

Tract 2 located in the West Half (W1/2) of Section 29, Township 18 South, Range 37 East, N.M.P.M., Lea County, New Mexico, as referenced in that certain AC Ranch Substation Clam of Exemption Plat filed May 23, 2025, in Book 2240, Page 662, records of Lea County, New Mexico.

SPS ID No.	Common Name	Deed into Southwestern Public Service Company Recorded

5290	Cunningham Solar	Warranty Deed dated January 7, 2025, recorded January 7, 2025, Rec. No. 294, Book 2234, Page 491, with the County Clerk of Lea County, New Mexico

As to the following described real estate in Lea County, New Mexico:

For Surface Title Only:

Township 17 South, Range 36 East, N. M. P. M., Lea County, New Mexico

Parcel 1:

Schedule C-3

Section 13: ALL

Section 24: ALL

Section 25: ALL

Section 35: ALL

Section 36: ALL

Parcel 2:

Township 17 South, Range 36 East, N. M. P. M., Lea County, New Mexico

Section 11: ALL LESS AND EXCEPT THE FOLLOWING DESCRIBED TRACT OF LAND:

A tract of land being out of Section 11, Township 17 South, Range 36 East of the New Mexico Principal Meridian, Lea County, New Mexico, same being out of that certain tract of land described in that certain instrument recorded in Book 1603, Page 25 as filed in the County Clerk’s Office of Lea County, New Mexico, further being the Northwest quarter of the Northwest quarter of said Section 11, said 40.37± acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. and being described by metes and bounds as follows:

(Bearings and Distances are Grid State Plane Coordinate System - New Mexico East (3001 NM E), NAD (1983) using GPS relative positioning techniques based on multiple OPUS solutions from March 21, 2016. Combined Scale Factor= 0.999847025)

BEGINNING at a 1/2 inch iron rod in a pile of stones found and accepted for the Northwest corner of said Section 11, same being the Northwest corner of this tract of land, from whence a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for the Northeast corner of said Section 11 bears N. 89° 29’ 16” E. (Base Line) 5301.21 feet;

THENCE N. 89° 29’ 16” E. 1325.30 feet along the North line of said Section 11 to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for the Northeast corner of this tract of land, same being the Northeast corner of the Northwest quarter of the Northwest quarter of said Section 11;

THENCE S. 00° 39’ 14” E. 1325.24 feet along the East line of the Northwest quarter of the Northwest quarter of said Section 11 to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for the Southeast corner of this tract of land, same being the Southeast corner of the Northwest quarter of the Northwest quarter of said Section 11;

THENCE S. 89° 26’ 37” W. 1327.08 feet along the South line of the Northwest quarter of the Northwest quarter of said Section 11 to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” in the West line of said Section 11 for the Southwest corner of this tract of land, same being the Southwest corner of the Northwest quarter of the Northwest quarter of said Section 11, from whence a stone mound found and accepted for the West quarter corner of said Section 11 bears S. 00° 34’ 38” E. 1326.26 feet;

THENCE N. 00° 34’ 38” W. 1326.26 feet along the West line of said Section 11 to the POINT OF BEGINNING.

Parcel 3:

Township 17 South, Range 36 East, N. M. P. M., Lea County, New Mexico

Sections 14 & 23: ALL LESS AND EXCEPT THE FOLLOWING DESCRIBED TRACT OF LAND:

A tract of land being out of Section 14 and Section 23, Township 17 South, Range 36 East of the New Mexico Principal Meridian, Lea County, New Mexico, same being out of that certain tract of land described in that certain instrument recorded in Book 1603, Page 25 as filed in the County Clerk’s Office of Lea County, New Mexico said 30.07± acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. and being described by metes and bounds as follows:

(Bearings and Distances are Grid State Plane Coordinate System - New Mexico East (3001 NM E), NAD (1983) using GPS relative positioning techniques based on multiple OPUS solutions from March 21, 2016. Combined Scale Factor 0.999847025)

BEGINNING at a stone mound found and accepted for the West quarter corner of said Section 23, same being a corner of this tract of land;

Schedule C-4

THENCE N. 00° 48’ 48” W. (Base Line) 2650.46 feet along the West line of said Section 23 to a 1/2 inch iron rod in a pile of stones found and accepted for the Northwest corner of said Section 23,

same being a corner of this tract of land;

THENCE N. 00° 17’ 00” W. 583.87 feet along the West line of said Section 14 to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for the Northwest corner of this tract of land;

THENCE N. 89° 24’ 56” E. 229.51 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for the most Northerly Northeast corner of this tract of land;

THENCE S. 00° 48’ 38” E. at 583.46 feet passing the common line of said Section 14 and Section 23, continuing for a total distance of 2857.36 feet to a 1/2 inch Iron rod set with a cap stamped “PS 25645 PS 15701” for a corner of this tract of land;

THENCE N. 89° 24’ 56” E. 401.68 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for a corner of this tract of land;

THENCE S. 00° 32’ 19” E. 275.57 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for a corner of this tract of land;

THENCE N. 44° 48’ 34” E. 924.34 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for a corner of this tract of land;

THENCE N. 00° 48’ 40” W. 50.01 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for a corner of this tract of land;

THENCE N. 89° 11’ 24” E. 50.01 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for a corner of this tract of land;

THENCE S. 00° 48’ 36” E. 50.01 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for a corner of this tract of land;

THENCE S. 89° 11’ 30” W. 21.41 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for a corner of this tract of land;

THENCE S. 44° 48’ 34” W. 964.54 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for a corner of this tract of land;

THENCE S. 00° 32’ 18” E. 52.26 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for a corner of this tract of land;

THENCE N. 89° 24’ 56” E. 135.80 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for a corner of this tract of land;

THENCE S. 00° 32’ 19” E. 508.90 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for a corner of this tract of land;

THENCE S. 89° 24’ 56” W. 770.48 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” in the West line of said Section 23, same being the Southwest corner of this tract of land, from whence a stone mound found and accepted for the Southwest corner of said Section 23 bears S. 00° 32’ 09” E. 2159.15 feet;

THENCE N. 00° 32’ 09” W. 487.88 feet along the West line of said Section 23 to the POINT OF BEGINNING.

Parcel 4:

Township 17 South, Range 36 East, N. M. P. M., Lea County, New Mexico

Section 26: ALL LESS AND EXCEPT NW1/4NW1/4 and further LESS AND EXCEPT THE FOLLOWING DESCRIBED TRACT OF LAND:

A tract of land being out of Section 26, Township 17 South, Range 36 East of the New Mexico Principal Meridian, Lea County, New Mexico, same being out of that certain tract of land described in that certain instrument recorded in Book 1603, Page 25 as filed in the County Clerk’s Office of Lea County, New Mexico, said 41.43± acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. and being described by metes and bounds as follows:

(Bearings and Distances are Grid UTM Coordinate System-Zone 13N, NAO (1983) using GPS relative positioning techniques based on multiple OPUS solutions from March 21, 2016. Combined Scale Factor = 0.99973546)

Schedule C-5

BEGINNING at a stone mound found and accepted for the Southwest corner of said Section 26 and the Southwest corner of this tract of land;

THENCE N. 00° 38’ 39” W. (Base Line) 2660.41 feet along the West line of said Section 26 to a stone mound found and accepted for the West quarter corner of said Section 26 and for a corner of this tract of land;

THENCE N. 00° 33’ 38” w. 1323.32 feet along the West line of said Section 26 to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for the Northwest corner of this tract of land, same being the Southwest corner of the Northwest quarter of the Northwest quarter of said Section 26, further being the Southwest corner of that certain tract of land as described in that certain instrument recorded in Book 2151, Page 483 as filed in the county Clerk’s Office of Lea County, New Mexico, from whence a stone found and accepted for the Northwest corner of said Section 26 bears N. 00° 33’ 38” W. 1323.32 feet;

THENCE N. 89° 33’ 40” E. 452.36 feet along the South line of the Northwest quarter of the Northwest quarter of said Section 26, same being the South line of said tract of land described in Book 2151, Page 483 to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for the Northeast corner of this tract of land, from whence a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for the Southeast corner of the Northwest quarter of the Northwest quarter of said Section 26, same being the Southeast corner of said tract of land described in Book 2151, Page 483 bears N. 89° 33’ 40” E. 878.14 feet;

THENCE S. 00° 36’ 59” E. 3981.94 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” in the South line of said Section 26, same being the Southeast corner of this tract of land, from whence a railroad spike in a pile of stones found and accepted for the Southeast corner of said Section 26 bears N. 89° 20’ 05” E. 4834.66 feet;

THENCE S. 89° 20’ 05” W. 452.36 feet along the South line of said Section 26 to the POINT OF BEGINNING.

Parcel 5:

Township 17 South, Range 36 East, N. M. P. M., Lea County, New Mexico

Section 34: ALL LESS AND EXCEPT THE FOLLOWING DESCRIBED TRACT OF LAND:

A tract of land being out of Section 34, Township 17 South, Range 36 East of the New Mexico Principal Meridian, Lea County, New Mexico, same being out of that certain tract of land described in that certain instrument recorded in Book 1603, Page 25 as filed in the County Clerk’s Office of Lea County, New Mexico said 1.23± acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. and being described by metes and bounds as follows:

(Bearings and Distances are Grid State Plane Coordinate System - New Mexico East (3001 NM E), NAO (1983) using GPS relative positioning techniques based on multiple OPUS solutions from March 21, 2016. Combined Scale Factor= 0.999847025)

BEGINNING at a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for the Northwest corner of said Section 34, same being the Northwest corner of this tract of land, from whence a stone mound found and accepted for the Northeast corner of said Section 34 bears N. 89° 02’ 16” E. (Base Line) 5322.44 feet;

THENCE N. 89° 02’ 16” E. 573.70 feet along the North line of said Section 34 to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for the Northeast corner of this tract of land;

THENCE S. 00° 29’ 45” E. 93.50 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for the Southeast corner of this tract of land;

THENCE S. 89° 02’ 16” W. 573.70 feet to a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” in the West line of said Section 34, same being the Southwest corner of this tract of land, from whence a 1/2 inch iron rod set with a cap stamped “PS 25645 PS 15701” for the Southwest corner of said Section 34 bears S. 00° 29’ 45” E. 5193.11 feet;

THENCE N. 00° 29’ 45” W. 93.50 feet along the West line of said Section 34 to the POINT OF BEGINNING.

Schedule C-6

Floyd County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at

5293	Whirlwind Substation

Document No. 2025000131, Official Public Records, Floyd County, Texas executed by Robert Louis Pyle and Paula Pyle, husband and wife, dated February 13, 2025, to be effective February 20, 2025, and recorded March 4, 2025 as to a 40± acre tract of land out of the West Half of Section 10, Block N. A.B. & M. Survey, Certificate No. 35, Patent No. 3!01, Floyd County, Texas further being out of that certain tract of land described in that certain instrument recorded in Book 140, Page 61 as filed in the Public Records of Floyd County, Texas, said 40.00± acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. on October 18, 2024 and being described by metes and bounds as follows:

Bearings and Distances are Grid UTM Coordinate System-Zone 14N, NAD (1983) using GPS relative positioning techniques based on an OPUS solution on July 2, 2024. Combined Scale Factor = 1.00003932

BEGINNING at a 3/4 inch iron rod with aluminum cap stamped “FURMAN LAND SURVEYORS SECTION CORNER FIRM #10092400” set for the Norwest corner of said Section 10, same being the Northwest corner of said tract of land described in Book 140, Page 61, and being the Northwest corner of this tract of land, from whence a 3/8 inch iron rod found and accepted for the Northwest corner of Section 11, T.T. & RR. Co. Survey bears N. 89°15’42” W. (Base Line) 5290.47 feet;

THENCE S. 89°15’ 42” E. 2645.23 feet along the North line of said Section 10, same being the North line of said tract of land described in Book 140, Page 61 to a 1/2 inch iron rod with cap stamped “FURMAN RPLS” set for the Northeast corner of the West Half of said Section 10, also being the Northeast corner of said tract of land described in Book 140, Page 61 and being the Northeast corner of this tract of land, from whence a 1” iron pipe found and accepted for the Northeast corner of said Section 10 bears S. 89°15’42” E. 2645.23 feet;

THENCE S. 00°40’04” W. 658.78 feet along the East line of the West Half of said Section 10, same being the East line of said tract of land described in Book 140, Page 61 to a 1/2 inch iron rod with cap stamped “FURMAN RPLS” set for the Southeast corner of this tract of land:

THENCE N. 89°15’42” W. 2645.06 feet to 1/2 inch iron rod with cap stamped “FURMAN RPLS” set in the West line of said Section 10, same being the West line of said tract of land described in Book 140, Page 61 and being the Southwest corner of this tract of land;

1 Deed into Southwestern Public Service Company, recorded as Document No. 2025000131, Official Public Records, Floyd County, Texas, contains a Scrivner’s error and states “Patent No. 3!0”.

Schedule C-7

Lamb County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at

5295	Shifting Sand Substation

Document No. 2025-00000812, Official Public Records, Lamb County, Texas executed by Monty McFadden as President of E, L & S Farms, Inc., a Texas corporation, dated May 9, 2025, and recorded May 11, 2025, as to a 1.17± acre tract of land being out of the Northeast quarter of Section 26, Block 0-5, D&SE Ry. Co. Survey, Lamb County, Texas, further being out of that certain tract of land as described in that certain instrument recorded in Volume 643, Page 793, as filed in the County Clerk’s Office of Lamb County, Texas, said 1.17± acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. and being described by metes and bounds as follows:

(Bearings and Distances are Grid UTM Coordinate System, Zone-13N, NAD (1983) using GPS relative positioning techniques based on an OPUS solution on December 6, 2024. Combined Scale Factor= 1.00028398).

COMMENCING at a railroad spike found and accepted for the Southeast corner of that certain tract of land as described in that certain instrument recorded in Volume 222, Page 25, as filed in the County Clerk’s Office of Lamb County, Texas, same being in the common line of said Section 26 and Section 35, Block 0-2, D&SE Ry. Co. Survey, Lamb County, Texas, from whence a railroad spike found and accepted for the common quarter corner of said Section 26 and Section 35 bears S. 01° 38’ 23” E. (Baseline) 1773.81 feet;

THENCE, N. 01° 38’ 23” W. 220.06 feet along said common line of Section 26 and Section 35, same being the East line of said tract of land described in Volume 222, Page 25 to a mag nail set for the Southeast corner and POINT OF BEGINNING of this tract of land, also being the Southeast corner of said tract of land described in Volume 643, Page 793, further being the Northeast corner of said tract of land described in Volume 222, Page 25;

THENCE, S. 88° 21’ 37” W. along the common line of said tracts of land described in Volume 643, Page 793 and Volume 222, Page 25 at 35.00 feet passing a 1/2 inch iron rod set with cap stamped “FURMAN RPLS” in the West Right-of-Way line of County Road 301 as it exists on the ground, continuing for a total distance of 246.43 feet to a 1/2 inch iron rod set with cap stamped “FURMAN RPLS” in an existing fence line for the Southwest corner of this tract of land, from whence a 1/2 inch iron rod with cap stamped “STEVENS RPLS 4339” found and accepted for the Southwest corner of said tract of land described in Volume 643, Page 793 and the Northwest corner of said tract of land described in Volume 222, Page 25 bears S. 88° 21’ 37” W. 53.65 feet;

THENCE, N. 02° 04’ 03” W. 206.08 feet along said existing fence line to a 1/2 inch iron rod set with cap stamped “FURMAN RPLS” for the Northwest corner of this tract of land;

THENCE, N. 88° 21’ 37” E. at 212.97 feet passing a 1/2 inch iron rod set with cap stamped “FURMAN RPLS” in said West Right-of-Way line of County Road 301 as it exists on the ground, continuing for a total

Schedule C-8

distance of 247.97 feet to a mag nail set in the common line of said Section 26 and Section 35 for the Northeast corner of this tract of land;

THENCE, S. 01° 38’ 23” E. 206.07 feet along said common line of Section 26 and Section 35, same being the East line of said tract of land described in Volume 643, Page 793 to the POINT OF BEGINNING and containing 1.17 acres of land, more or less, of which 0.17 acres of land, more or less, lies within said County Road 301 Right-of-Way.

Ochlitree County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at

5299	Perryton Service Center

Document No. 2025-1382, Official Public Records, Ochiltree County, Texas executed by Brian E. Taylor, as Vice President and Secretary of Oil State Energy Services LLC, a Delaware limited liability company, dated December 2, 2025, and recorded December 04, 2025.

as to the surface only of a 4.34 ± acre tract out of the Perryton Community Development Corporation Unit #5, an Addition to the City of Perryton, Ochiltree County, Texas, Ochiltree County, Texas, and more particularly described as follows:

BEGINNING at a 1⁄2” iron rod w/cap set, for the Southwest corner of this tract, from which the Southwest corner of said Addition bears South 0°19’ East 10.0’, and South 89°43’ West 30.0’ to mag nail found in center of Gum St;

THENCE North 0°19’ West 341.5’ with East line of Gum Street to a 1/2” iron set, for the Northwest corner of this tract;

THENCE North 89°43’ East 554.0’ with South line of 20’ utility easement to a 1/2” iron rod w/cap set, for the Northeast corner of this tract;

THENCE South 0°19’ East 341.5’ with West line of Industrial Road to a 1/2” iron rod set, for the Southeast corner of this tract, from which the Southeast corner of said Addition bears South 0°19’ East 10.0’ to a 1/2” iron rod w/cap found;

THENCE South 89°43’ West 554.0’ with North line of a 10’ gas line easement to the PLACE OF BEGINNING, and containing 4.34 acres, more or less

Schedule C-9

Lamb County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at

5300	Pointer Substation	Document No. 2025-00001909, Official Public Records, Lamb County, Texas executed by Christi Pointer, dated December 15, 2025, and recorded December 15, 2025.

as to a 5.00 ± acre tract of land being out of Labor No. 12, League No. 648, State Capitol Land, Lamb County, Texas, same being out of that certain 126.12± acre tract of land as described in that certain instrument recorded in Volume 628, Page 420 as filed in the Official Public Records of Lamb County, Texas, said 5.00± acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. and being described by metes and bounds as follows:

(Bearings and Distances are Grid UT M Coordinate System, Zone-13N, NAO (1983) using GPS relative positioning techniques based on an OPUS solution on April 24, 2025. Combined Scale Factor = 1.00012570) A survey exhibit with the same date accompanies this description.

COMMENCING at a 2-inch iron pipe found and accepted for the Southeast corner of said 126.12± acre tract of land, same being in the Northwesterly Right-of-Way line of F.M. 37 (Main Street) as monumented on the ground, from whence a 1/2 inch iron rod with a cap stamped “WILLIAMS RPLS 2120” found and accepted for the most Southerly corner of that certain 0.91± acre tract of land as described in that certain instrument recorded in Volume 838, Page 804 as filed in the Official Public Records of Lamb County, Texas bears N. 35° 08’ 17” E. (Base Line) 1628.68 feet;

THENCE N. 35° 08’ 17” E. 270.46 feet along the Easterly line of said 126.12± acre tract of land, same being said Northwesterly Right-of-Way line of F.M. 37 (Main Street) to a 1/2 inch iron rod set with cap stamped “FURMAN RPLS” for the Southeast and BEGINNING CORNER of this tract of land;

THENCE N. 54° 52’ 54” W. 394.49 feet to a 1/2 inch iron rod set with cap stamped “‘FURMAN RPLS” for the most Westerly Southwest corner of this tract of land;

THENCE N. 35° 07’ 06” E. 551.91 feet to a 1/2 inch iron rod found and accepted for the most Westerly Southwest corner of that certain 5 acre tract of land as described in that certain instrument recorded in Volume 787, Page 37 as filed in the Official Public Records of Lamb County, Texas, same being the most Northerly Northwest corner of this tract of land, from whence a 3/8 inch iron rod found and accepted for the most Northerly Northwest corner of said 5 acre tract of land bears N. 35° 07’ 06” E. 550.07 feet;

THENCE S. 54° 52’ 54” E. 394.68 feet along the Southerly line of said 5 acre tract of land to a 1/2 inch iron rod set with cap stamped “FURMAN RPLS” for the most Easterly Northeast corner of this tract of land, same being in said Northwesterly Right-of-Way line of F.M. 37 (Main Street);

THENCE S. 35° 08’ 17” W. 551.91 feet along the Easterly line of said 126.12± acre tract of land, same being said Northwesterly Right-of-Way line of F.M. 37 (Main Street) to the POINT OF BEGINNING and containing 5.00 acres of land, more or less.

Schedule C-10

Hale County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at

5301	Hale BESS

Document No. 2026-000335, Official Public Records, Hale County, Texas executed by Douglas Cooper Ellison, II, individually as a Sole Independent Executor of the Estate of Virginia Ellison, Deceased, dated January 15, 2026, and recorded February 4, 2026.

as to a 136.46± acre tract of land out of Section 45, Block R, T.T. & R.R. Co. Survey, Hale County, Texas, further being out of a tract of land being described in that certain instrument recorded in Clerk’s File Number 2023-000969, as filed in the Office of the County Clerk of Hale County, Texas, having been surveyed on the ground by Furman Land Surveyors, Inc. and being described by metes and bounds as follows:

(Bearings and Distances are Grid UTM Coordinate System-Zone 14N, NAD (1983) using GPS relative positioning techniques based on an OPUS on December 2, 2013. Combined Scale Factor = 1.00038531)

COMMENCING at a 1 inch iron pipe found for the Southeast corner of said tract of land recorded in Clerk’s File Number 2023-000969 and the Southeast corner of the North one-half (N/2) of said Section 45, same being the Northeast corner of a tract of land being described in that certain instrument recorded in Clerk’s File Number 2012-005781, as filed in the Office of the County Clerk of Hale County, Texas, and being the Northeast corner of the South one-half (S/2) of said Section 45, same being a point in the West line of Section 48, Block R, E.L. & R.R.R.R. Co. Survey, Hale County, Texas, from whence a 5/8 inch iron rod found for the Northeast corner of said Section 45, bears N. 01° 44’ 17” E. (Base Line) 2711.50 feet;

THENCE N. 88° 05’ 38” W. 2559.73 feet along the common line of the North one-half (N/2) and the South one-half (S/2) of said Section 45 as described in Boundary Line agreement in that certain instrument recorded in Volume 309, Page 549, as filed in the Office of the County Clerk of Hale County, Texas to a 1/2 inch iron rod with cap stamped “FURMAN RPLS” set for the Southeast and BEGINNING CORNER of this tract of land;

THENCE N. 88° 05’ 38” W. 2369.00 feet continuing along said common line and along said Boundary Agreement line to a 5/8 inch iron rod found for the Southwest corner of this tract of land and the Southwest corner of said tract of land described in Clerk’s File Number 2023-000969 and the Northwest corner of said tract of land described in Clerk’s File Number 2012-005781, same being in the East line of Section 46, Block R., T.T. & R.R. Survey, Hale County, Texas as it exists on the ground;

THENCE N. 00° 48’ 06” E. 2672.90 feet along the common lines of said Sections 45 and 46 as they exist on the ground to a point for the Northwest corner of this tract of land and being the Northwest corner of said tract of land described in Clerk’s File Number 2023-000969 and being in the common line of said Section 45 and Section 10, Block R. E.L. & R.R. R.R. Co. Survey, Hale County, Texas, from whence a 2 inch iron pipe bears N. 65° 03’ 02” W.

6.52 feet;

THENCE S. 88° 32’ 39” E. 1679.30 feet along the common line of said Sections 10 and 45 to a 1/2 inch iron rod with cap stamped “FURMAN RPLS” set for the Northeast corner of this tract of land;

THENCE S. 01° 27’ 21” W. 20.00 feet pass a 5/8 inch iron rod with cap (unreadable) found for the Northwest corner of a 10± acre tract of land being described in that certain instrument recorded in Clerk’s File Number 2020-000737,

Schedule C-11

as filed in the Office of the County Clerk of Hale County, Texas, continuing for a total distance of 625.19 feet to a 5/8 inch iron rod with cap (unreadable) found for the Southwest corner of said 10± acre tract of land;

THENCE S. 88° 32’ 39” E. 720.15 feet along the South line of said 10± acre tract of land to a 5/8 inch iron rod with cap (unreadable) found for the Southeast corner of said 10± acre tract of land;

THENCE S. 01° 27’ 21” W. 2066.16 feet to the PLACE OF BEGINNING and containing 136.46 acres of land, more or less.

Schedule C-12